SUPPLEMENT DATED SEPTEMBER 23, 2016

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS D, I AND P SHARES DATED MAY 1, 2016

This supplement revises the Pacific Select Fund Class D, I and P Shares prospectus dated May 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. This supplement applies to the Absolute Return Portfolio. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Notice of Liquidation of the Absolute Return Portfolio

On September 21, 2016, the Board of Trustees (the “Board”) approved a plan of liquidation (the “Plan”) for the Absolute Return Portfolio (the “Fund”), a series of Pacific Select Fund (the “Trust”), and submission of the Plan to the beneficial owners of the Fund, including contract owners of variable life insurance policies and variable annuity contracts who have selected the Fund for investment through those policies or contracts and therefore have a beneficial interest in shares of the Fund (“Beneficial Owners”). In approving the Plan, the Board considered several factors, including but not limited to, the following: (a) Pacific Life Fund Advisors LLC (the “Adviser”) determined to redeem all shares of the Fund held by the Portfolio Optimization Portfolios and the Diversified Alternatives Portfolio, and that after such redemption, the Fund would have only approximately $1.3 million in assets and would not be viable; (b) the current and expected asset size of the Fund; (c) at the Fund’s expected asset size, the Fund’s sub-adviser has indicated that it would not be able to manage the Fund in a manner consistent with its investment strategies; (d) the Adviser’s recommendation to liquidate the Fund; (e) the terms and conditions of the proposed Plan; (f) any direct or indirect costs to be incurred by the Fund and its shareholders as a result of the proposed Liquidation; and (g) the costs specifically incurred as a result of the proposed Liquidation and not covered by the Fund’s then existing accruals of the Fund’s normal and customary fees and expenses will be paid by the Adviser. The liquidation of the Fund will occur only if the Plan is approved by Beneficial Owners. If approved, the liquidation of the Fund is expected to occur on or about October 31, 2016 (the “Liquidation Date”).

The insurance companies that sponsor the variable life insurance policies and variable annuity contracts for which the Fund serves as an investment vehicle (collectively, the “Insurance Companies”) have informed the Fund that any assets that remain in the Fund on the Liquidation Date will be reallocated to Service Class shares of the Fidelity® Variable Insurance Products Government Money Market Portfolio (the “Government Money Market Portfolio”) in accordance with instructions from the Insurance Companies. Please refer to the Government Money Market Portfolio’s prospectus and Statement of Additional Information, both dated April 28, 2016, for information about the Government Money Market Portfolio.

Plan of Liquidation. Pursuant to the Plan, on the Liquidation Date, the Fund will distribute pro rata to its shareholders of record as of the close of business on the Liquidation Date, all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income, dividends, and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

Purchases and Transfers into the Fund. If the Plan is approved, purchases and transfers into the Fund will not be accepted after the close of business on October 28, 2016.

Transfers out of the Fund. At any time prior to the Liquidation Date, Beneficial Owners, including funds-of-funds of the Trust, may transfer out of the Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. The Adviser’s withdrawal of the investments of the Portfolio Optimization Portfolios and Diversified Alternatives Portfolio in the Fund is expected to cause the Fund’s total annual fund operating expenses to increase for other Beneficial Owners remaining in the Fund. Beneficial Owners may transfer into any other available investment option under their policy or contract. The Insurance Companies have informed the Trust that transfers out of the Fund within 30 days prior to the Liquidation Date and transfers out of the Government Money Market Portfolio within 30 days after the Liquidation Date will not count as a transfer for purposes of transfer limitations under the policies or contracts. Please see the Trust’s Prospectus for information about other funds available for investment that are offered by the Trust. Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Fund before the Liquidation Date, and other investment options available under your policy or contract.

Disclosure Changes. Assuming the liquidation of the Fund occurs, all references to the Fund in the Prospectus will be deleted effective upon the Liquidation Date. Apart from the proxy materials, no further notification regarding the liquidation of this Fund will be sent, unless circumstances change from those described above.

Form No.	15-45889-00

PSFSUP0916